

CASSAVA sciences

Investor Overview

September 2025

Forward-Looking Statements and Other Notices

Cassava Sciences is in the business of new drug discovery and development. Our research and development (R&D) activities are long, complex, costly and involve a high degree of risk. Because risk is fundamental to the process of drug discovery and development, you are cautioned to not invest in our publicly traded securities unless you are prepared to sustain a total loss of the money you have invested. Only a small number of R&D programs result in regulatory approval and subsequent commercialization of a product.

Simufilam is our investigational drug product candidate. It is not approved by any regulatory authority in any jurisdiction and its safety, efficacy or other desirable attributes, if any, have not been established in patients. Data from our preclinical or prior clinical studies to date are inherently exploratory in nature, should be interpreted with caution and should not be interpreted as evidence of therapeutic safety or benefit for simufilam. Results from preclinical or earlier-stage clinical trials may not be indicative of future results from later-stage or larger-scale clinical trials and do not ensure regulatory approval. You are cautioned that subsequent results may differ materially.

This presentation , together with any accompanying oral statements, contains forward-looking statements, including, without limitation, statements relating to: our plans to complete confirmatory preclinical studies of simufilam for TSC-related epilepsy, plans to initiate a clinical study with simufilam for TSC-related epilepsy in H1 2026, the potential for simufilam as a treatment for TSC-related epilepsy and other potential indications, the timing of anticipated milestones, the potential to benefit from Orphan Drug Designation, and cash use in future periods. These statements may be identified by words such as "may," "anticipate," "believe," "could," "expect," "would", "forecast," "intend," "plan," "possible," "potential," and other words and terms of similar meaning or their negatives.

Such statements are based on our current expectations and projections about future events and performance. Such statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, those risks relating to our ability to conduct or complete preclinical and clinical studies on expected timelines, to demonstrate the specificity, safety, efficacy or potential health benefits of our product candidates, if any, and including those described in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. The foregoing sets forth some, but not all, of the factors that could cause actual results to differ from expectations in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Information in this Presentation speaks only as of the date hereof, and except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. For further information regarding these and other risks related to our business, investors should consult our filings with the SEC, which are available on the SEC's website at www.sec.gov.

This presentation may contain statistical data and drug information based on independent sources, industry publications or other publicly available information. We have not independently verified the accuracy or completeness of such data and information. Accordingly, we make no representations as to the accuracy or completeness of such data or information. You are cautioned not to give undue weight to such data. This presentation is solely our responsibility and does not represent the views of the National Institutes of Health or any other government agency, or clinical site investigators, or other third-parties.

Holders of our common stock should carefully read our Annual Report on Form 10-K in its entirety, including the risk factors therein.

Building on Simufilam Data to Pursue Development in a New Indication, TSC-Related Epilepsy

Data from two mouse models provide preclinical evidence in TSC-related epilepsy.

Strong safety database of >1,200 patients who were treated in prior clinical trials with simufilam over at least 12 months[1,2].

Rapid path to proof-of-concept trial.

Product supply in place.

New method of treatment patent issued in 2025 and in-licensed from Yale[3].

Expanded team of experienced neurology experts[4,5].

Sources: 1. https://www.cassavasciences.com/node/17296/pdf, 2. https://www.cassavasciences.com/node/17386/pdf,
3. https://www.cassavasciences.com/node/17351/pdf,
4. https://www.cassavasciences.com/node/17451/pdf, 5. https://www.cassavasciences.com/news-releases/news-release-details/cassava-sciences-appoints-dr-joseph-hulihan-chief-medical

Driven by a Bold Mission

We are driven by our mission to develop transformative medicines to improve the lives of patients with CNS disorders.

Experienced Leadership Team

Management Team



Richard Barry
President &
Chief Executive Officer



Angelique Bordey, PhD
Senior Vice President,
Neuroscience



Freda Nassif
Chief Business Officer



Eric Schoen
Chief Financial Officer



Christopher Cook
Chief Operating and
Legal Officer



Joseph Hulihan, MD
Chief Medical Officer

Board of Directors

Claude Nicaise, MD, *Chairman*

Robert Anderson

Richard Barry

Pierre Gravier, MS

Robert Gussin, PhD

Michael O'Donnell

Patrick Scannon, MD/PhD

CASSAVA sciences

Developing Simufilam as a Potential First-in-Class Treatment for TSC-Related Epilepsy, Which Affects 40-45k People in the US[1]

- Simufilam is a novel potential filamin A-modulating agent. A proof-of-concept clinical study is expected to begin in H1 2026 to explore its use as a first-in-class treatment for TSC-related epilepsy. New program could support Orphan Drug and Pediatric Rare Disease Designations.
- Simufilam has been studied in more than 1,200 subjects with a good overall safety profile observed across prior clinical trials[2].
- Program based on a new method of treatment patent issued in 2025 and in-licensed from Yale. Builds on work conducted by Angélique Bordey, PhD, Vice Chair, Department of Neurosurgery, Yale School of Medicine. Dr. Bordey recently joined Cassava as Senior Vice President, Neuroscience.
- Preclinical data from two separate mouse models support simufilam's anti-seizure activity, in work led by Dr. Bordey, both at Yale and in collaboration with the TSC Alliance[3,4].
- Expanded, experienced team of CNS experts.

Sources: 1. Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC, 2. Cassava information 3. https://www.cassavasciences.com/news-releases/news-release-details/cassava-sciences-licenses-simufilam-method-treatment-patent, 4. https://www.cassavasciences.com/news-releases/news-release-details/cassava-sciences-reports-positive-preclinical-study-evaluating Notes: The Yale Mouse Model, as referred to herein, relates to the Rheb^{CA} model developed by Dr. Bordey at Yale, per reference 1

Developing Simufilam, A Potential Filamin A Modulator, for the Treatment of TSC-Related Epilepsy

Simufilam is a Novel Filamin A Modulator

- Filamin A regulates diverse aspects of neuronal cell development[1].
- Simufilam represents a potential first-in-class oral small molecule that potentially modulates filamin A function[2].
- Multiple commercial-scale GMP batches of simufilam have been reproducibly manufactured on behalf of Cassava.

Simufilam's Value Proposition in TSC-Related Epilepsy

- Potential to reduce the frequency of seizures.
- Generally well-tolerated safety profile, based on data from >1,200 subjects treated across prior clinical trials.

Sources: 1. Zhang, Longbo; Bartley, Christopher M.; Gong, Xuan; Hsieh, Lawrence S.; Lin, Tiffany V.; Feliciano, David M.; Bordey, Angélique. "MEK-ERK1/2-Dependent FLNA Overexpression Promotes Abnormal Dendritic Patterning in Tuberous Sclerosis Independent of mTOR." Neuron, vol. 84, no. 1, 2014, pp. 78-91, 2. Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC,

Simufilam Represents a Novel Potential Approach to the Treatment of TSC-Related Epilepsy



Receptors
P13K
PDK
AKT
Mutant TSC1/TSC2
Increased RHEB activity
mTOR inhibitors (everolimus, rapamycin)
Increased mTOR activity
Increased Filamin A expression
simufilam (PTI-125)
Cell overgrowth
Abnormal connectivity
Brain malformation
Seizures

The combination of mTOR activation and filamin A overexpression causes cell overgrowth, abnormal connectivity, and brain malformations, leading to seizures[1].

Filamin A represents a novel target, independent of mTOR.

Simufilam is a potential first-in-class filamin A-modulating agent with the potential to treat TSC-related epilepsy[2].

Sources: Image is derived from https://www.cassavasciences.com/static-files/b80aa7bc-ede1-4ef7-9a57-69d937744609, 1. Man A, Di Scipio M, Grewal S, Suk Y, Trinari E, Ejaz R, Whitney R. The Genetics of Tuberous Sclerosis Complex and Related mTORopathies: Current Understanding and Future Directions. Genes (Basel). 2024 Mar 4;15(3):332. doi: 10.3390/genes15030332. PMID: 38540392; PMCID: PMC10970281, 2. Longbo Zhang et al., Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations.Sci. Transl. Med.12,eaay0289(2020).DOI:10.1126/scitranslmed.aay0289

CASSAVA sciences

TSC-Related Epilepsy is the Lead Application for Simufilam

Preparing to initiate a proof-of-concept study planned for H1 2026, in collaboration with leading investigators and advisors.


TSC-related Epilepsy
Focal Cortical Dysplasia II

Partnering with key clinical and scientific advisors to define our strategy for this potential indication.

Note: Like TSC, Focal Cortical Dysplasia II, or FDCII, is an mTOR disorder that frequently manifests FCD-related epilepsy, which is often refractory to existing anti-epileptic therapies.

TSC-Related Epilepsy

What is Tuberous Sclerosis Complex (TSC)[1]?

Tuberous Sclerosis Complex (TSC) is a genetic disorder caused by mutations in the *TSC1* or *TSC2* gene and can involve multiple organs.

The disorder may present at any age and is often diagnosed based on specific clinical criteria and/or genetic testing.

Epilepsy is one of the most common neurologic manifestations associated with TSC.

How TSC presents


Brain
Eye
Lung
Heart
Renal
Skin

Source: 1. Rare Disease Org website : https://rarediseases.org/rare-diseases/tuberous-sclerosis. 2. Conte E, Boccanegra B, Dinoi G, Pusch M, De Luca A, Liantonio A, Imbrici P. Therapeutic Approaches to Tuberous Sclerosis Complex: From Available Therapies to Promising Drug Targets. Biomolecules. 2024 Sep 21;14(9):1190. doi: 10.3390/biom14091190. PMID: 39334956; PMCID: PMC11429992

Epilepsy is the Most Common Medical Condition in People with TSC[1]

TSC-related epilepsy is the most common medical condition in people with TSC[1], with seizure onset typically occurring in the first few months of life[2].

80% to 90% of TSC patients experience seizures at some point in their life[3].


Cortical Tubers

Brain malformations, otherwise known as cortical tubers, are a hallmark of disease, found in the brain of more than 80% of TSC patients[4].

Sources 1. https://www.massgeneral.org/neurology/tsc/patient-education/how-tsc-affects-brain-seizures, 2. Conte E, Boccanegra B, Dinoi G, Pusch M, De Luca A, Liantonio A, Imbrici P. Therapeutic Approaches to Tuberous Sclerosis Complex: From Available Therapies to Promising Drug Targets. Biomolecules. 2024 Sep 21;14(9):1190. doi: 10.3390/biom14091190. PMID: 39334956; PMCID: PMC11429992, 3. Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC 4. https://www.massgeneral.org/neurology/tsc/patient-education/how-tsc-affects-brain-anatomy, Image: Reference #4.

CASSAVA sciences

TSC-Related Epilepsy U.S. Market Opportunity


50K
~40-45K
~25-28k
U.S. Prevalence of TSC[1]
80-90% of patients with TSC have seizures[2,3]
>62.5% of treated patients are refractory to antiepileptic therapy[4]

Current treatments include antiepileptic agents[5] .

Two therapies have been approved by FDA specifically for TSC-related epilepsy: everolimus[6] and cannabidiol[7].

Use of multiple agents and surgical intervention underscore the unmet need for improved therapy in people with TSC-related epilepsy[8].

Sources: 1. https://www.tscalliance.org/understanding-tsc/what-is-tsc/, 2. Longbo Zhang et al., Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations.Sci. Transl. Med.12,eaay0289(2020).DOI:10.1126/scitranslmed.aay0289, 3. Chu-Shore CJ, Major P, Camposano S, Muzykewicz D, Thiele EA. The natural history of epilepsy in tuberous sclerosis complex. Epilepsia. 2010 Jul;51(7):1236-41. doi: 10.1111/j.1528-1167.2009.02474.x. Epub 2009 Dec 22. PMID: 20041940; PMCID: PMC3065368, 4. Betts, K. A., Stockl, K. M., Yin, L., Hollenack, K. A., & Wang, M. (2020). Economic Burden Associated with Tuberous Sclerosis Complex in Patients with Epilepsy. Value in Health, 23, S262-S262., 5. https://www.tscalliance.org/understanding-tsc/clinical-manifestations/brain-neurological-function/epilepsy-seizure-disorders/epilepsy-treatment-options-for-individuals-with-tsc/, 6. Everolimus/AFINITOR is distributed by Novartis Pharmaceuticals,. 7. Cannabidiol/Epidiolex is distributed by Jazz Pharmaceutical, 8. Betts, K. A., Stockl, K. M., Yin, L., Hollenack, K. A., & Wang, M. (2020). Economic Burden Associated with Tuberous Sclerosis Complex in Patients with Epilepsy. Value in Health, 23, S262-S262.

CASSAVA sciences

Proof-of-Concept Study Expected to Begin in H1 2026

Open-label multi-center study to assess the effects of simufilam for the treatment of TSC-related epilepsy

Screening

Baseline evaluation of seizure frequency

Treatment

All patients to receive simulfilam + standard of care

Initial Assessment

After planned treatment

Primary Endpoints:

Safety, tolerability, pharmacokinetics

Secondary Endpoints:

Change in seizure frequency at study conclusion compared to baseline

Open Label Extension:

Available to patients who complete the initial treatment period and elect to continue

Preclinical Research

Encouraging Preclinical Data Support Development of Simufilam as a Potential Therapy for TSC-Related Epilepsy

- Studies conducted in the lab of Dr. Angélique Bordey (the Bordey Lab) at Yale identified filamin A overexpression in patients with TSC and FCDII, suggesting that filamin A could be a **new therapeutic target in TSC-related epilepsy**[1,2,3].

- **The Bordey Lab showed that simufilam reduced seizure frequency in the Yale mouse model**. Simufilam also reduced neuron overgrowth and brain malformations in these mice[1,3].

- **Attenuation of the increase in seizure activity was later shown in another mouse model** of TSC-related seizures provided by the TSC Alliance (the "TSCA mouse model").

- Simufilam appears to modulate filamin A function[3], **a new potential mechanism of action in TSC-related epilepsy.** Filamin A plays a role in brain development, including cell growth and neuronal connectivity[2].

- **Preparations are underway to begin a clinical proof-of-concept study in H1 2026** to evaluate simufilam in patients with TSC-related epilepsy, collaborating closely with the TSC Alliance and key opinion leaders.

Sources: 1. Zhang, Longbo; Bartley, Christopher M.; Gong, Xuan; Hsieh, Lawrence S.; Lin, Tiffany V.; Feliciano, David M.; Bordey, Angélique. "MEK-ERK1/2-Dependent FLNA Overexpression Promotes Abnormal Dendritic Patterning in Tuberous Sclerosis Independent of mTOR." Neuron, vol. 84, no. 1, 2014, pp. 78-91, 2. Hsieh, L., Wen, J., Claycomb, K. et al. Convulsive seizures from experimental focal cortical dysplasia occur independently of cell misplacement. Nat Commun 7, 11753 (2016). https://doi.org/10.1038/ncomms11753, 3. Longbo Zhang et al., Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations.Sci.Transl. Med.12,eaay0289(2020).DOI:10.1126/scitranslmed.aay0289. Note: The Lab of Angélique Bordey is referred to as the Bordey Lab in this document.

CASSAVA sciences

Two Mouse Models of TSC-Related Epilepsy[1] Enable Preclinical Studies

	Mouse Model		Characteristics Connecting Brain Abnormalities and Seizures
Yale Mouse Model[2]	*In utero* expression of a constitutively active RHEB, a key regulator of mTOR signaling.	→	Cortical tuber-like malformations lead to spontaneous seizures.
TSCA Mouse Model[2]	Transgenic mice with embryonic, conditional *Tsc1* deletion (cKO, human *GFAP* promoter).	→	Widespread forebrain abnormalities lead to spontaneous seizures.

Sources: 1. Summarized based on the TSC Alliance presentation on June 26, 2025: https://www.cassavasciences.com/static-files/a80aa7bc-ede1-4ef7-9a67-69d93774460a. 2. In this presentation, the RhebCA mouse model is referred to as the Yale Mouse Model, the Tsc1 cKO mouse model is referred to as the TSCA Mouse Model. CKO = conditional knock-out .

Filamin A Modulators Impact Neuron Morphology and Seizure Activity in the Yale Mouse Model[1]

In utero RHEB expression	Treatment	Assessment
Seizure activity worsens with time, consistent with increasing cell overgrowth and dendritic abnormalities.	Evaluate multiple age cohorts and treatment and control regimens.	EEG seizure measurements for a range of 5-40 days.

Main Endpoints:

neuron cell body overgrowth, dendrite morphology and seizure activity

Sources 1. Summarized from Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC, 2.Illustrated timeline is not to scale.

Normalizing Filamin A Expression via shRNA Recovered Neuron Morphology and Reduced Seizure Activity in Yale Mouse Model

Partial Reversal of Cell Overgrowth and Dendritic Hypertrophy[1,2]


Control mice + control shRNA
YMM mice+ control shRNA
YMM mice + *Flna* shRNA
Neuron Body
Dendrites

Reduction in seizure activity[3]


<0.0001
Seizures per day
0
5
10
15
20
Vehicle
Simufilam

Sources: 1. Summarized from Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC, (STM) Fig 3B, 2. STM Fig 3C, 3. STM, Fig 3G. Notes: RhebCA mice have been referred to as the Yale Mouse Model (YMM) herein, FLNA shRNA = Filamin A short hairpin (sh) RNA (also shFLNA), Luc = Luciferase, GFP = a flouescent reporter, green fluorescent protein

Simufilam Recovered Cell Morphology, and Reduced Seizures, Consistent with *Flna* shRNA Treatment in the Yale Mouse Model



Control mice + Vehicle
YMM + Vehicle
YMM + Simufilam
Neuron Body
Dendrites

60% reduction in seizure frequency[1]



<0.0001
Seizures per day
12
10
8
6
4
2
0
Vehicle
Simufilam

Sources 1. Summarized from Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC, (STM) Fig 4B, 2. STM, Fig 4C. Notes: RhebCA mice have been referred to as the Yale Mouse Model (YMM) herein, FLNA shRNA = Filamin A short hairpin (sh) RNA (also shFLNA), Luc = Luciferase, GFP = a flouescent reporter, green fluorescent protein, PTI-125 = simufilam

Simufilam Reduced Seizure Activity In Yale Mouse Model


Treatment Groups
Baseline Phase
Treatment Phase
Vehicle
Vehicle
Vehicle-Treated Group
Mice
P61
Vehicle
Simufilam
Simufilam-Treated Group
Mice
P61
Days
Seizures per day
20
15
10
5
0

Seizure activity in untreated adult mice worsened with time, consistent with an increase in cell overgrowth and network abnormalities

Sources: 1. Summarized from Filamin A inhibition reduces seizure activity in a mouse model of focal cortical malformations - PMC, (STM) Fig 5I . Notes: RhebCA mice have been referred to as the Yale Mouse Model (aka YMM) herein, D = treatment day. P61 refers to 61 days after birth.

Simufilam Attenuated Increased Seizure Activity In TSCA Mouse Model, in a Dose Dependent Manner



Vehicle
5 mg/kg
10 mg/kg
20 mg/kg
Mice
Days
5 day gap
Seizure Number/day
7.5
5
2.5
p=0.009
p=0.018
p=0.067
p=0.634
Mean seizure number per day
First 5D
Last 5D

The p-value represents the statistical significance of the increase in seizure activity between the first 5 days and the last 5 days.

CASSAVA sciences

Sources: 1.Cassava Information/KOL presentation dated July 17, 2025. Seizure activity measured during the first 5 days and last 5 days of EEG recordings. A lower p-value indicates increasing seizure activity. Mice in this model received simufilam or vehicle for 33 days, starting at post-natal day 22. EEG assessments were conducted from post-natal day 35 to day 54.

Simufilam Showed a Good Overall Safety Profile in Prior Human Studies[1,2]



>1,200

individuals treated with simufilam in prior clinical studies

Dataset includes two randomized, placebo-controlled trials in Alzheimer's Disease that enrolled and collected safety data from 1,900 subjects over at least 12 months (including 1,153 patients treated with simufilam)

- Good overall safety profile[1,2]
- Adverse event profile comparable to placebo
- No drug-related Serious Adverse Events

Sources: 1. https://www.cassavasciences.com/node/17298/pdf, 2. https://www.cassavasciences.com/node/17388/pdf

Corporate Assets and Milestones

Simufilam Intellectual Property Portfolio

- Cassava Sciences owns and/or licenses exclusive, worldwide rights to simufilam, diagnostic assets and related technologies.
- Issued U.S. method of treatment patent for simufilam as a potential treatment for TSC-related epilepsy and other indications issued on January 7, 2025 has been licensed from Yale[1], with sublicensing rights.
- Issued U.S. patents have expiration dates ranging from 2029 to 2040, subject to any patent extensions that may be available for such patents.
- Patent protection also includes issued U.S. patents covering simufilam, its solid forms, and use for Alzheimer's disease and other neurodegenerative diseases, as well as other novel filamin-binding molecules.

1. https://www.cassavasciences.com/news-releases/news-release-details/cassava-sciences-licenses-simufilam-method-treatment-patent

Cassava Milestones

Timing	Focus	Milestone
June 27, 2025[1]	Poster Presentation[1]	**TSC International Research Meeting** Yale Mouse Model shows that simufilam reduced seizure activity.
August 2025[2]	Preclinical	**TSCA Mouse Model Results** TSC mouse model further demonstrates simufilam's anti-seizure activity.
H2 2025	Pre-clinical	**Complete pre-IND Preparations** Including completion of confirmatory preclinical studies and clinical dosing plan.
H1 2026	Clinical	**Initiate Proof-of-Concept Study** Focus on patients with TSC-related seizures.

Sources: 1. https://www.cassavasciences.com/static-files/a80aa7bc-ede1-4ef7-9a57-69d93774460a, 2. https://www.cassavasciences.com/node/17551/pdf

Selected Financial Information

- **Cash, cash equivalents** and short-term investments as of June 30, 2025, were $112.4M; no debt[1].
- **Estimated cash at YE2025** expected to be $61-65M.
- **Net cash used in operations for H2 2025** expected to be $16 to $20M[2], plus a $31.25M estimated loss contingency related to potential settlement of certain securities litigation.
- **Shares outstanding** of 48.3M as of August 12, 2025[3]

Sources: 1. https://www.cassavasciences.com/node/17551/pdf 2. Financial information as of June 30, 2025, 3. Financial guidance as of August 14, 2025, 5. As of August 14, 2025

CASSAVA sciences

Thank you



www.cassavasciences.com
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